UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2016

CLEARBRIDGE

INTERNATIONAL VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return on its assets from growth of capital and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge International Value Fund for the six-month reporting period ended April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

II	ClearBridge International Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the six months ended April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in April 2016, unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

ClearBridge International Value Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016, the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended April 30, 2016. The market edged higher during the first month of the reporting period, but then declined over the next three months. This turnaround was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. However, the market then rallied sharply in March 2016 and ticked modestly higher in April, as U.S. economic data was generally positive, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. All told, for the six months ended April 30, 2016, the S&P 500 Indexv gained 0.43%.

Looking at the U.S. stock market more closely, mid-cap stocks, as measured by the Russell Midcap Indexvi, generated the strongest returns, as they gained 0.81% over the reporting period. In contrast, small-cap

IV	ClearBridge International Value Fund

stocks generated the weakest results, with the Russell 2000 Indexvii falling 1.90%, whereas large-cap stocks, as measured by the Russell 1000 Indexviii, returned 0.22%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -1.64% and 1.87%, respectively, during the six months ended April 30, 2016.

Q. How did the international stock market perform during the reporting period?

A. As was the case in the U.S., international equities were also volatile during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxi, declined over the first four months of the reporting period. While developed market equities rallied sharply in March and April 2016, it was not enough to offset their earlier losses. All told, the MSCI EAFE Index declined 3.07% during the six months ended April 30, 2016. Emerging market equities were not immune to the market’s gyrations, as the MSCI Emerging Markets Indexxii rose and fell in the same pattern as developed market equities during the reporting period. However, a double-digit rally in March 2016 and a small gain in April helped emerging market equities to nearly break even, as they generated a -0.13% return over the six months ended April 30, 2016.

Performance review

For the six months ended April 30, 2016, Class A shares of ClearBridge International Value Fund, excluding sales charges, returned -3.20%. The Fund’s unmanaged benchmark, the MSCI All-Country World Index Ex-U.S.xiii, returned -1.75% for the same period. The Lipper International Multi-Cap Value Funds Category Average1 returned -2.93% over the same time frame.

Performance Snapshot as of April 30, 2016 (unaudited)
(excluding sales charges)	6 months
ClearBridge International Value Fund:
Class A	-3.20%
Class C	-3.58%
Class R	-3.37%
Class I	-3.07%
Class IS	-3.09%
MSCI All-Country World Index Ex-U.S.	-1.75%
Lipper International Multi-Cap Value Funds Category Average[1]	-2.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at

www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 180 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International Value Fund	V

Investment commentary (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.56%, 2.21%, 1.87%, 1.11% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund is subject to certain risks of foreign investing not associated with domestic investing. These include currency fluctuations; political, social and economic uncertainties; differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. To the extent the Fund invests in fixed-income securities, these securities are subject to various risks, including but not limited to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	ClearBridge International Value Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiii	The MSCI All-Country World Index Ex U.S. (“MSCI ACWI Ex-U.S.”) is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

ClearBridge International Value Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and October 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

ClearBridge International Value Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2015 and held for the six months ended April 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.20%	$1,000.00	$968.00	1.30%	$6.36	Class A	5.00%	$1,000.00	$1,018.40	1.30%	$6.52
Class C	-3.58	1,000.00	964.20	2.05	10.01	Class C	5.00	1,000.00	1,014.67	2.05	10.27
Class R	-3.37	1,000.00	966.30	1.55	7.58	Class R	5.00	1,000.00	1,017.16	1.55	7.77
Class I	-3.07	1,000.00	969.30	0.95	4.65	Class I	5.00	1,000.00	1,020.14	0.95	4.77
Class IS	-3.09	1,000.00	969.10	0.85	4.16	Class IS	5.00	1,000.00	1,020.64	0.85	4.27

2	ClearBridge International Value Fund 2016 Semi-Annual Report

[1]	For the six months ended April 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

ClearBridge International Value Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2016

ClearBridge International Value Fund

Security	Shares	Value
Common Stocks — 94.1%
Consumer Discretionary — 8.7%
Automobiles — 2.3%
Honda Motor Co., Ltd.	261,020	$6,936,094	(a)
Hotels, Restaurants & Leisure — 1.0%
Carnival PLC	59,001	2,937,476	(a)
Household Durables — 4.9%
Iida Group Holdings Co., Ltd.	333,017	6,212,413	(a)
Sony Corp.	283,808	6,899,456	(a)
TomTom NV	165,927	1,508,556	*(a)
Total Household Durables		14,620,425
Textiles, Apparel & Luxury Goods — 0.5%
ANTA Sports Products Ltd.	532,905	1,359,129	(a)
Total Consumer Discretionary		25,853,124
Consumer Staples — 3.7%
Beverages — 1.0%
Diageo PLC	116,190	3,139,321	(a)
Food Products — 2.7%
Danone SA	41,667	2,919,702	(a)
Marine Harvest ASA	320,103	4,985,637	(a)
Total Food Products		7,905,339
Total Consumer Staples		11,044,660
Energy — 10.1%
Energy Equipment & Services — 1.0%
Amec Foster Wheeler PLC	415,710	3,019,517	(a)
Oil, Gas & Consumable Fuels — 9.1%
BP PLC	1,401,117	7,728,530	(a)
Encana Corp.	666,160	5,096,944
Gazprom PAO, ADR	28,406	147,707	(a)
Gazprom PAO, ADR	385,075	1,998,539
Royal Dutch Shell PLC, Class A Shares	155,489	4,122,121	(a)
Total SA	151,608	7,666,561	(a)
Total Oil, Gas & Consumable Fuels		26,760,402
Total Energy		29,779,919
Financials — 22.6%
Banks — 11.6%
Banco Santander SA	942,593	4,799,634	(a)
Barclays PLC	1,878,675	4,729,216	(a)
BNP Paribas SA	110,244	5,842,485	(a)

See Notes to Financial Statements.

4	ClearBridge International Value Fund 2016 Semi-Annual Report

ClearBridge International Value Fund

Security	Shares	Value
Banks — continued
China Construction Bank Corp., Class H Shares	7,237,462	$4,610,996	(a)
Standard Chartered PLC	796,861	6,466,029	(a)
Sumitomo Mitsui Financial Group Inc.	171,321	5,149,936	(a)
Turkiye Garanti Bankasi AS	941,470	2,900,820	(a)
Total Banks		34,499,116
Capital Markets — 4.8%
Credit Suisse Group AG, Registered Shares	105,241	1,598,417	*
Daiwa Securities Group Inc.	1,051,422	6,044,069	(a)
Korea Investment Holdings Co., Ltd.	39,788	1,599,149	(a)
UBS Group AG, Registered Shares	288,076	4,974,276	(a)
Total Capital Markets		14,215,911
Diversified Financial Services — 1.0%
Far East Horizon Ltd.	3,622,470	2,849,736	(a)
Insurance — 2.9%
Aviva PLC	418,643	2,655,115	(a)
AXA SA	235,060	5,930,680	(a)
Total Insurance		8,585,795
Real Estate Investment Trusts (REITs) — 1.1%
ICADE	41,200	3,245,000	(a)
Real Estate Management & Development — 1.2%
Leopalace21 Corp.	596,430	3,571,717	(a)
Total Financials		66,967,275
Health Care — 3.8%
Pharmaceuticals — 3.8%
Bayer AG, Registered Shares	25,486	2,940,959	(a)
H. Lundbeck A/S	88,833	2,974,260	*(a)
Novartis AG, Registered Shares	32,306	2,466,777	(a)
Sanofi	34,543	2,853,747	(a)
Total Health Care		11,235,743
Industrials — 14.6%
Aerospace & Defense — 1.1%
Safran SA	45,496	3,136,462	(a)
Building Products — 3.6%
LIXIL Group Corp.	261,230	5,450,788	(a)
Tarkett SA	162,571	5,308,488	(a)
Total Building Products		10,759,276
Commercial Services & Supplies — 2.3%
G4S PLC	1,182,242	3,264,560	(a)

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2016

ClearBridge International Value Fund

Security	Shares	Value
Commercial Services & Supplies — continued
Shanks Group PLC	3,009,122	$3,530,541	(a)
Total Commercial Services & Supplies		6,795,101
Construction & Engineering — 2.5%
Bouygues SA	143,715	4,783,695	(a)
Chicago Bridge & Iron Co. NV	67,360	2,711,240
Total Construction & Engineering		7,494,935
Machinery — 0.7%
CIMC Enric Holdings Ltd.	4,193,760	2,201,816	(a)
Marine — 1.7%
A.P. Moeller — Maersk A/S, Class B Shares	3,487	4,909,501	(a)
Professional Services — 1.6%
Adecco SA, Registered Shares	75,512	4,864,978	(a)
Road & Rail — 1.1%
Europcar Groupe SA	270,000	3,133,835	*(a)(b)
Total Industrials		43,295,904
Information Technology — 6.7%
Electronic Equipment, Instruments & Components — 3.7%
Hitachi Ltd.	984,282	4,455,355	(a)
LG Display Co., Ltd., ADR	210,111	2,153,638
TDK Corp.	75,945	4,406,893	(a)
Total Electronic Equipment, Instruments & Components		11,015,886
IT Services — 2.0%
Indra Sistemas SA	296,387	3,466,616	*(a)
Travelsky Technology Ltd., Class H Shares	1,281,187	2,380,260	(a)
Total IT Services		5,846,876
Semiconductors & Semiconductor Equipment — 1.0%
Ambarella Inc.	70,130	2,882,343	*
Total Information Technology		19,745,105
Materials — 19.9%
Chemicals — 4.5%
Akzo Nobel NV	75,720	5,373,355	(a)
BASF SE	39,120	3,234,205	(a)
Incitec Pivot Ltd.	1,997,000	4,880,012	(a)
Total Chemicals		13,487,572
Construction Materials — 4.5%
Cemex SAB de CV, Participation Certificates, ADR	412,110	3,070,223
HeidelbergCement AG	53,266	4,735,697	(a)
Wienerberger AG	281,652	5,560,963	(a)
Total Construction Materials		13,366,883

See Notes to Financial Statements.

6	ClearBridge International Value Fund 2016 Semi-Annual Report

ClearBridge International Value Fund

Security		Shares	Value
Containers & Packaging — 0.9%
Greatview Aseptic Packaging Co., Ltd.		5,386,010	$2,726,864	(a)
Metals & Mining — 9.2%
Newcrest Mining Ltd.		216,540	3,174,364	*(a)
Norsk Hydro ASA		979,496	4,258,712	(a)
Novagold Resources Inc.		539,420	3,503,844	*
POSCO		17,640	3,699,197	(a)
Rio Tinto Ltd.		165,660	6,413,407	(a)
ThyssenKrupp AG		262,059	6,094,906	(a)
Total Metals & Mining			27,144,430
Paper & Forest Products — 0.8%
Duratex SA		1,048,574	2,387,246
Total Materials			59,112,995
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 4.0%
Deutsche Telekom AG, Registered Shares		161,659	2,826,926	(a)
Koninklijke KPN NV		1,628,755	6,409,026	(a)
KT Corp.		100,064	2,678,198	(a)
Total Telecommunication Services			11,914,150
Total Common Stocks (Cost — $292,700,654)			278,948,875
Preferred Stocks — 1.4%
Financials — 1.4%
Banks — 1.4%
Itau Unibanco Holding SA, ADR (Cost — $3,730,577)		422,594	4,027,321
Total Investments before Short-Term Investments (Cost — $296,431,231)			282,976,196

	Rate
Short-Term Investments — 4.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $13,361,430)	0.468%	13,361,430	13,361,430
Total Investments — 100.0% (Cost — $309,792,661#)			296,337,626
Other Assets in Excess of Liabilities — 0.0%			107,803
Total Net Assets — 100.0%			$296,445,429

*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2016

ClearBridge International Value Fund

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country**
Japan	16.6%
France	15.1
United Kingdom	13.8
Germany	6.7
Netherlands	5.9
China	5.4
Switzerland	4.7
South Korea	3.4
Norway	3.1
Canada	2.9
United States	2.9
Spain	2.8
Australia	2.7
Denmark	2.7
Brazil	2.2
Austria	1.9
Mexico	1.0
Turkey	1.0
Russia	0.7
Short-Term Investments	4.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2016 and are subject to change.

See Notes to Financial Statements.

8	ClearBridge International Value Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2016

Assets:
Investments, at value (Cost — $309,792,661)	$296,337,626
Foreign currency, at value (Cost — $41)	41
Receivable for securities sold	18,296,934
Dividends and interest receivable	1,773,814
Receivable for Fund shares sold	215,237
Prepaid expenses	46,163
Total Assets	316,669,815

Liabilities:
Payable for securities purchased	19,546,848
Payable for Fund shares repurchased	233,691
Investment management fee payable	160,985
Service and/or distribution fees payable	33,345
Trustees’ fees payable	930
Accrued expenses	248,587
Total Liabilities	20,224,386
Total Net Assets	$296,445,429

Net Assets:
Par value (Note 7)	$314
Paid-in capital in excess of par value	351,156,341
Undistributed net investment income	1,161,125
Accumulated net realized loss on investments and foreign currency transactions	(42,420,583)
Net unrealized depreciation on investments and foreign currencies	(13,451,768)
Total Net Assets	$296,445,429

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	9

Statement of assets and liabilities (unaudited) (cont’d)

April 30, 2016

Net Assets:
Class A	$111,524,991
Class C	$13,405,693
Class R	$433,457
Class I	$39,406,565
Class IS	$131,674,723

Shares Outstanding:
Class A	11,700,169
Class C	1,702,654
Class R	45,689
Class I	4,195,709
Class IS	13,750,151

Net Asset Value:
Class A (and redemption price)	$9.53
Class C*	$7.87
Class R (and redemption price)	$9.49
Class I (and redemption price)	$9.39
Class IS (and redemption price)	$9.58
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.11

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	ClearBridge International Value Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2016

Investment Income:
Dividends	$3,313,854
Interest	16,997
Less: Foreign taxes withheld	(304,088)
Total Investment Income	3,026,763

Expenses:
Investment management fee (Note 2)	1,221,918
Transfer agent fees (Note 5)	222,794
Service and/or distribution fees (Notes 2 and 5)	202,374
Custody fees	53,821
Registration fees	38,705
Legal fees	20,725
Audit and tax fees	20,053
Shareholder reports	16,920
Fund accounting fees	14,191
Trustees’ fees	10,355
Insurance	2,421
Miscellaneous expenses	5,351
Total Expenses	1,829,628
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(265,340)
Net Expenses	1,564,288
Net Investment Income	1,462,475

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(8,401,370)
Foreign currency transactions	(45,827)
Net Realized Loss	(8,447,197)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,744,679)
Foreign currencies	67,756
Change in Net Unrealized Appreciation (Depreciation)	(3,676,923)
Net Loss on Investments and Foreign Currency Transactions	(12,124,120)
Decrease in Net Assets From Operations	$(10,661,645)

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2016 (unaudited) and the Year Ended October 31, 2015	2016	2015

Operations:
Net investment income	$1,462,475	$4,442,350
Net realized gain (loss)	(8,447,197)	5,029,394
Change in net unrealized appreciation (depreciation)	(3,676,923)	(22,540,180)
Decrease in Net Assets From Operations	(10,661,645)	(13,068,436)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,800,000)	(4,000,027)
Decrease in Net Assets From Distributions to Shareholders	(5,800,000)	(4,000,027)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	34,417,829	171,866,587
Reinvestment of distributions	5,658,217	3,867,646
Cost of shares repurchased	(40,737,959)	(149,394,757)
Cost of shares redeemed in-kind (Note 9)	—	(61,122,105)
Decrease in Net Assets From Fund Share Transactions	(661,913)	(34,782,629)
Decrease in Net Assets	(17,123,558)	(51,851,092)

Net Assets:
Beginning of period	313,568,987	365,420,079
End of period*	$296,445,429	$313,568,987
*Includes undistributed net investment income of:	$1,161,125	$5,498,650

See Notes to Financial Statements.

12	ClearBridge International Value Fund 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$10.02	$10.51	$10.90	$8.69	$8.01	$8.42

Income (loss) from operations:
Net investment income	0.04	0.12	0.12	0.13	0.14	0.10
Net realized and unrealized gain (loss)	(0.37)	(0.52)	(0.40)	2.23	0.63	(0.39)
Total income (loss) from operations	(0.33)	(0.40)	(0.28)	2.36	0.77	(0.29)

Less distributions from:
Net investment income	(0.16)	(0.09)	(0.11)	(0.15)	(0.09)	(0.12)
Total distributions	(0.16)	(0.09)	(0.11)	(0.15)	(0.09)	(0.12)

Net asset value, end of period	$9.53	$10.02	$10.51	$10.90	$8.69	$8.01
Total return[3]	(3.20)%	(3.83)%	(2.59)%	27.47%	9.84%	(3.59)%

Net assets, end of period (000s)	$111,525	$115,383	$122,372	$89,680	$68,277	$68,900

Ratios to average net assets:
Gross expenses	1.57%[4]	1.55%	1.52%	1.54%	1.56%	1.51%
Net expenses	1.30 [4,5,6]	1.41 [5,6]	1.45 [5,6]	1.46 [5,6]	1.56	1.51
Net investment income	0.83 [4]	1.11	1.08	1.37	1.71	1.16

Portfolio turnover rate	23%	33%[7]	33%	28%	65%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, the expense limitation was 1.45%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016[2]		2015	2014	2013	2012	2011

Net asset value, beginning of period	$8.28		$8.70	$9.05	$7.26	$6.70	$7.10

Income (loss) from operations:
Net investment income	0.00	[3]	0.03	0.03	0.05	0.07	0.02
Net realized and unrealized gain (loss)	(0.31)		(0.43)	(0.32)	1.85	0.53	(0.31)
Total income (loss) from operations	(0.31)		(0.40)	(0.29)	1.90	0.60	(0.29)

Less distributions from:
Net investment income	(0.10)		(0.02)	(0.06)	(0.11)	(0.04)	(0.11)
Total distributions	(0.10)		(0.02)	(0.06)	(0.11)	(0.04)	(0.11)

Net asset value, end of period	$7.87		$8.28	$8.70	$9.05	$7.26	$6.70
Total return[4]	(3.58)%		(4.55)%	(3.25)%	26.47%	9.09%	(4.26)%

Net assets, end of period (000s)	$13,406		$15,697	$17,070	$14,862	$12,503	$14,118

Ratios to average net assets:
Gross expenses	2.24%[5]		2.20%	2.26%	2.28%	2.28%	2.30%
Net expenses	2.05	[5,6,7]	2.16 [6,7]	2.20 [6,7]	2.21 [6,7]	2.28	2.30
Net investment income	0.12	[5]	0.34	0.35	0.61	0.98	0.34

Portfolio turnover rate	23%		33%[8]	33%	28%	65%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, the expense limitation was 2.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

14	ClearBridge International Value Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.98	$10.50	$11.03

Income (loss) from operations:
Net investment income	0.17	0.09	0.10
Net realized and unrealized loss	(0.51)	(0.52)	(0.63)
Total loss from operations	(0.34)	(0.43)	(0.53)

Less distributions from:
Net investment income	(0.15)	(0.09)	—
Total distributions	(0.15)	(0.09)	—

Net asset value, end of period	$9.49	$9.98	$10.50
Total return[4]	(3.37)%	(4.14)%	(4.81)%

Net assets, end of period (000s)	$433	$18	$13

Ratios to average net assets:
Gross expenses	1.67%[5]	1.86%	1.66%[5]
Net expenses[6]	1.55 [5,7]	1.65 [7]	1.66 [5]
Net investment income	3.75 [5]	0.85	1.23 [5]

Portfolio turnover rate	23%	33%[8]	33%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period January 31, 2014 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.70%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$9.91	$10.39	$10.77	$8.59	$7.92	$8.28

Income (loss) from operations:
Net investment income	0.05	0.16	0.18	0.17	0.17	0.13
Net realized and unrealized gain (loss)	(0.36)	(0.51)	(0.42)	2.19	0.62	(0.38)
Total income (loss) from operations	(0.31)	(0.35)	(0.24)	2.36	0.79	(0.25)

Less distributions from:
Net investment income	(0.21)	(0.13)	(0.14)	(0.18)	(0.12)	(0.11)
Total distributions	(0.21)	(0.13)	(0.14)	(0.18)	(0.12)	(0.11)

Net asset value, end of period	$9.39	$9.91	$10.39	$10.77	$8.59	$7.92
Total return[3]	(3.07)%	(3.37)%	(2.20)%	27.91%	10.27%	(3.17)%

Net assets, end of period (000s)	$39,407	$41,277	$43,580	$10,137	$3,290	$2,097

Ratios to average net assets:
Gross expenses	1.09%[4]	1.10%	1.08%	1.22%	1.32%	1.31%
Net expenses[5,6]	0.95 [4]	0.95	1.04	1.15	1.15	1.13
Net investment income	1.15 [4]	1.58	1.64	1.72	2.19	1.57

Portfolio turnover rate	23%	33%[7]	33%	28%	65%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to October 1, 2014, the expense limitation was 1.15%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

16	ClearBridge International Value Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$10.10	$10.59	$10.96	$8.74	$8.06	$8.42

Income (loss) from operations:
Net investment income	0.06	0.17	0.17	0.17	0.19	0.14
Net realized and unrealized gain (loss)	(0.37)	(0.52)	(0.39)	2.24	0.62	(0.38)
Total income (loss) from operations	(0.31)	(0.35)	(0.22)	2.41	0.81	(0.24)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.15)	(0.19)	(0.13)	(0.12)
Total distributions	(0.21)	(0.14)	(0.15)	(0.19)	(0.13)	(0.12)

Net asset value, end of period	$9.58	$10.10	$10.59	$10.96	$8.74	$8.06
Total return[3]	(3.09)%	(3.36)%	(2.00)%	28.01%	10.38%	(3.00)%

Net assets, end of period (000s)	$131,675	$141,194	$180,944	$154,964	$130,380	$131,086

Ratios to average net assets:
Gross expenses	0.98%[4]	0.98%	0.97%	1.00%	0.99%	1.00%
Net expenses[5]	0.85 [4,6]	0.93 [6]	0.96 [6]	1.00	0.99	1.00
Net investment income	1.23 [4]	1.63	1.53	1.80	2.29	1.67

Portfolio turnover rate	23%	33%[7]	33%	28%	65%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Value Fund 2016 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge International Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

18	ClearBridge International Value Fund 2016 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge International Value Fund 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Energy	$7,095,483	$22,684,436	—	$29,779,919
Financials	1,598,417	65,368,858	—	66,967,275
Health care	—	11,235,743	—	11,235,743
Industrials	2,711,240	40,584,664	—	43,295,904
Information technology	5,035,981	14,709,124	—	19,745,105
Materials	8,961,313	50,151,682	—	59,112,995
Other common stocks	—	48,811,934	—	48,811,934
Preferred stocks	4,027,321	—	—	4,027,321
Total long-term investments	$29,429,755	$253,546,441	—	$282,976,196
Short-term investments†	13,361,430	—	—	13,361,430
Total investments	$42,791,185	$253,546,441	—	$296,337,626

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2016, securities valued at $253,546,441 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in

20	ClearBridge International Value Fund 2016 Semi-Annual Report

an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

ClearBridge International Value Fund 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

22	ClearBridge International Value Fund 2016 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge International Value Fund 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.30%, 2.05%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the six months ended April 30, 2016, fees waived and/or expenses reimbursed amounted to $265,340.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

24	ClearBridge International Value Fund 2016 Semi-Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2016, LMIS and its affiliates retained sales charges of $42,230 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$13	$255

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of April 30, 2016, Legg Mason and its affiliates owned 40% of the Fund.

3. Investments

During the six months ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$64,944,946
Sales	65,948,439

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,623,170
Gross unrealized depreciation	(37,078,205)
Net unrealized depreciation	$(13,455,035)

4. Derivative instruments and hedging activities

During the six months ended April 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge International Value Fund 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$133,475	$181,235
Class C	68,762	17,997
Class R	137	41
Class I	—	22,885
Class IS	—	636
Total	$202,374	$222,794

For the six months ended April 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$142,302
Class C	12,902
Class R	32
Class I	28,021
Class IS	82,083
Total	$265,340

6. Distributions to shareholders by class

	Six Months Ended April 30, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$1,839,225	$994,811
Class B	—	—	[1]
Class C	192,118	47,831
Class R	303	109
Class I	859,411	578,706
Class IS	2,908,943	2,378,570
Total	$5,800,000	$4,000,027

[1]	On November 19, 2014, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At April 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26	ClearBridge International Value Fund 2016 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,390,660	$12,859,785	3,479,612		$36,126,197
Shares issued on reinvestment	188,131	1,802,296	94,248		960,395
Shares repurchased	(1,389,547)	(12,955,879)	(3,701,873)		(38,229,225)
Net increase (decrease)	189,244	$1,706,202	(128,013)		$(1,142,633)

Class B
Shares repurchased	—	—	(157,467)	[1]	$(1,440,471)	[1]
Net increase (decrease)	—	—	(157,467)	[1]	$(1,440,471)	[1]

Class C
Shares sold	52,172	$403,373	295,588		$2,559,055
Shares issued on reinvestment	23,075	182,986	5,321		45,069
Shares repurchased	(268,907)	(2,055,863)	(366,853)		(3,137,730)
Net decrease	(193,660)	$(1,469,504)	(65,944)		$(533,606)

Class R
Shares sold	46,278	$440,025	566		$5,663
Shares issued on reinvestment	22	212	11		109
Shares repurchased	(2,424)	(23,738)	—		—
Net increase	43,876	$416,499	577		$5,772

Class I
Shares sold	905,755	$8,107,497	2,510,871		$25,808,077
Shares issued on reinvestment	81,081	763,780	48,206		483,503
Shares repurchased	(955,642)	(8,695,507)	(2,587,044)		(26,111,717)
Net increase (decrease)	31,194	$175,770	(27,967)		$179,863

Class IS
Shares sold	1,316,096	$12,607,149	10,280,310		$107,367,595
Shares issued on reinvestment	303,015	2,908,943	232,737		2,378,570
Shares repurchased	(1,849,682)	(17,006,972)	(6,984,444)		(80,475,614)
Shares redeemed in-kind	—	—	(6,636,725)		(61,122,105)
Net decrease	(230,571)	$(1,490,880)	(3,108,122)		$(31,851,554)

[1]

On November 19, 2014, the Fund converted 153,565 Class B shares into 133,566 Class A shares, valued at $1,405,117. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Capital loss carryforward

As of October 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(26,883,116)

ClearBridge International Value Fund 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $7,090,199, which have no expiration date, must be used first to offset any such gains.

9. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2015, the Fund had redemptions in-kind with total proceeds in the amount of $61,122,105. The net realized gains on these redemptions in-kind amounted to $10,870,027, which will not be realized for tax purposes.

28	ClearBridge International Value Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

ClearBridge International Value Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international multi-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for the three-, five-and ten-year periods, but performed below the median performance of the funds in the Performance Universe for the one-year period. The Board

30	ClearBridge International Value Fund

also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of ten institutional international multi-cap value funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional international multi-cap value funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of

ClearBridge International Value Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management fees paid by the funds in the Expense Group, but was higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement and the lowering of the expense cap for the Fund that was not reflected in the Lipper data.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

32	ClearBridge International Value Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge International Value Fund	33

ClearBridge

International Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge International Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01934 6/16 SR16-2781

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 22, 2016